SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

                         Date of Report: August 25, 1999

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                                legalopinion.com

                       formerly Eurotronics Holdings, Inc.

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    Nevada                         0-13409                      87-0550824
(Incorporation)               (Commission Number)              (IRS Number)


601 Union Street, 42nd Floor, Seattle WA                           98101
(Address of principal executive offices)                         (Zip Code)


           Telephone number:    (206) 652-3390
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                     Item 1. Change of Control of Registrant

     The principal purpose of this filing on Form 8-K is to report the change of control of the Registrant. The Registrant notes that it is delinquent in its SEC filings, just now recovering from a period of dormancy, and that it intends to file annual and quarterly reports to achieve compliance as soon as practicable. The Registrant notes that its most urgent delinquent filing is its annual report for the year ended December 31, 1998. This Annual Report will be filed as soon as a current audit can be completed.

     On or about August 1, 1999, a new group of investors purchased a total of 15,000,000 shares constituting a potential control block from a previous shareholder group represented by Kevin Woljten, then counsel for the company and its Dallas principals. New Directors were elected at a meeting of shareholders held on August 9, 1999, in Utah under the auspices of Eurotronics Holdings, Inc., the Utah corporate predecessor of this Nevada Issuer. Please see Item 6 for more information.

     The following table indicates the Issuer's current information as to the amounts of shares acquired by each of new investors with respect to the purchase of the 15,000,000 shares, constituting the change of control of about August 1, 1999.


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       Shareholder                             # Shares             % of Total
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Don Crompton (President)                         150,000                   0.88
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Rae Meier (Secretary)                            150,000                   0.88
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LWL Capital Corporation                        1,500,000                   8.78
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Three FFF Corporation                          1,500,000                   8.78
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Nottinghill Resources Ltd.                     1,500,000                   8.78
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498534 Alberta Ltd.                            1,350,000                   7.90
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Melbourne Investments Ltd.                     1,500,000                   8.78
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Baycove Investments Ltd.                       1,500,000                   8.78
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Mid Atlantic Fidelity Trust                    1,350,000                   7.90
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Season Finance Ltd.                            1,500,000                   8.78
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Christy Johns                                  1,500,000                   8.78
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Tri L Enterprises Ltd.                         1,500,000                   8.78
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Total New Investors                           15,000,000                  87.80
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Total Issued and Outstanding                  17,083,942                 100.00
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                  Item 2. Acquisition or Disposition of Assets

     On or about May 15, 1999 Baycove Investments Limited (Baycove)(a private company incorporated in Ireland), and Bondock Capital Ltd. (Bondock)(a private Alberta company) offered to sell, and this Issuer acquired to buy 100% of a third private Alberta company, LegalOpinion.com. Baycove and Bondock were each 50% owners of LegalOpinion (Alberta). The price was 9,000,000 shares of common stock of this issuer, plus $100,000.00 United States Dollars. This offer was accepted by the shareholders of the Issuer on August 9, 1999. The nine million shares have not yet been formally issued.

     At the Utah meeting of shareholders, of August 1, 1999, approval was given for an acquisition by the Issuer, of legalopinion.com, Inc. (a private Alberta corporation). Financial Statements and other information will be reported as soon as practicable. The business of the Issuer, as acquired is the offering of on-line legal services.

     The acquired Alberta LegalOpinion company has entered into an agreement to purchase a national television advertising package from SuperVision Entertainment Inc., consisting of twelve broadcast spots each day for one year or 3,120 thirty second spots in total. These will air on about 600 television stations throughout the United States, every day. The wholesale value is $10,000,000.00 (US). The purchase price is to be 1,000,000 new investment shares of common stock. In addition, SuperVision has been contracted to produce several commercials for use in the television advertising campaign, scheduled to begin October 11, 1999. The ads will describe the company's on-line legal services. The design and development of the technical elements and the software package for the operation of the business is nearing completion, as are the graphics of the Web page. Operation will begin on October 11, 1999.

     A patent has been applied for the legalopinion.com concept and its special features. Statements of the Company are forward looking in nature. Actual results may differ from those projected. Two financial consulting and investor relations firms have been retained to assist in strategic planning and to increase exposure to the investment community:

Medallion Capital Corporation...............................1-800-295-0671

Clear Communications.net LLC................................1-800-785-3995


                       Item 3. Bankruptcy or Receivership

                                      None.

              Item 4. Changes in Registrant's Certifying Accountant

     The Issuer has renewed its relationship with its previous and historical auditor, Jerry Strong of Andersen, Andersen & Strong, Certified Public Accountants. There has been no disagreement of any kind or sort regarding any issue arising from any item of any audit.

                              Item 5. Other Events

     On or about August 9, 1999, this Registrant moved its place of incorporation from Utah to Nevada, with a name change to legalopinion.com.

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                    Item 6. Changes of Registrant's Directors

     New Directors and Officers elected August 9, 1999, were Don Crompton (elected President), Brian Lovig (elected Treasurer) and Rae Meier (elected Secretary). Beneficial ownership of management and affiliates is reported as follows:

      Don Crompton (President)...........................................150,000

      Brian Lovig (Treasurer)(1).......................................4,500,000

      Rae Meier (Secretary)..............................................150,000

(1) Mr. Lovig is shown as the attributed owner of shares owned by his family trust, of which his wife is Trustee. These are 50% of the exchange shares for the acquisition of LegalOpinion.com, the Canadian acquired company.


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in their capacities as all the officers and Directors of the Issuer.

August 25, 1999

                                legalopinion.com
                              A NEVADA CORPORATION
                       formerly Eurotronics Holdings, Inc.

                                       by



/s/  DON CROMPTON          /s/  RAE MEIER             /s/  BRIAN LOVIG
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DON CROMPTON               RAE MEIER                  BRIAN LOVIG




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